EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SS 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q of Edd Helms Group, Inc. and Subsidiaries (the “Company”) for the quarter ended November 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, W. Edd Helms, Jr., President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the company.

Date:	January 10, 2009	/s/ W. Edd Helms, Jr.

W. Edd Helms, Jr., President, Chief Executive Officer

	January 10, 2009	/s/ Dean A. Goodson

Dean A. Goodson, Chief Financial Officer

	January 10, 2009	/s/ L. Wade Helms

L. Wade Helms, Executive Vice President

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